UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/08/2009

Nektar Therapeutics
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24006

Delaware	94-3134940
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

201 Industrial Road, San Carlos, CA 94070
(Address of principal executive offices, including zip code)

(650) 631-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On October 8, 2009, Nektar Therapeutics ("Nektar") and AstraZeneca received early termination of the waiting period under the Hart-Scott-Rodino Act in connection with their worldwide agreement for NKTR-118 and NKTR-119.   Expiration of the waiting period triggers the effectiveness of the agreement and the up-front payment to Nektar of $125 million. Please refer to the Form 8-K Current Report filed by Nektar with the Securities and Exchange Commission on September 21, 2009, for a description of the agreement between AstraZeneca and Nektar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nektar Therapeutics

Date: October 13, 2009	By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel